Exhibit 10.1

AMENDMENT NO. 3 TO AMENDED AND RESTATED CREDIT AND GUARANTY AGREEMENT
AMENDMENT NO. 3 dated as of November 20, 2015 (the “Amendment”) to the Amended and Restated Credit and Guaranty Agreement, dated as of December 17, 2014, among Pattern US Finance Company LLC (“US Borrower”), Pattern Canada Finance Company ULC (“Canada Borrower” and, together with US Borrower, the “Borrowers”), Royal Bank of Canada (acting through its New York Branch), as Administrative Agent (the “Administrative Agent”) and the other parties party thereto, as amended by that certain Amendment No. 1 to Amended and Restated Credit and Guaranty Agreement, dated as of June 12, 2015 and by that certain Amendment No. 2 to Amended and Restated Credit and Guaranty Agreement, dated as of September 28, 2015 (the “Credit Agreement”).
W I T N E S S E T H :
WHEREAS, the Borrowers have, by notice to the Administrative Agent, requested an increase of the existing Revolving Commitments in the amount of $50,000,000 pursuant to Section 2.22(a) of the Credit Agreement.
WHEREAS, each financial institution identified on the signature pages hereto as an “Increased Commitment Lender” (each, an “Increased Commitment Lender”) has agreed severally, on the terms and conditions set forth herein and in the Credit Agreement, to provide the amount of Increased Commitments set forth on Schedule 1 hereto opposite the name of such Increased Commitment Lender (such Increased Commitments, the “November 2015 Increased Commitments”) and to make Revolving Loans to the Borrowers in an aggregate amount up to but not exceeding its Revolving Commitment.
WHEREAS, immediately after giving effect to the November 2015 Increased Commitments and the assignments by the existing Lenders of their Revolving Commitment pursuant to Section 2.22(d) of the Credit Agreement, the Lenders and their respective Revolving Commitments shall be as set forth on Appendix A hereto.
NOW, THEREFORE, the parties hereto agree as follows:
SECTION 1. Defined Terms; References; Interpretation. Unless otherwise specifically defined herein, each capitalized term used herein (including in the preamble and recitals hereto) that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement. Each reference to “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference and each reference to “this Agreement” and each other similar reference contained in the Credit Agreement shall, after this Amendment becomes effective, refer to the Credit Agreement as amended hereby. The Rules of Interpretation set forth in Section 1.3 are hereby incorporated by reference herein, mutatis mutandis, as if fully set forth herein (except references to “Agreement” in such Section shall be deemed to be references to “Amendment”).
SECTION 2. Revolving Commitment Increase.
(a)    The Revolving Commitments of each Increased Commitment Lender shall, as of the Amendment Effective Date (as defined below), be increased in the amount set forth opposite such Increase Commitment Lenders name on Schedule 1 hereto.
(b)    As of the Amendment Effective Date, each existing Revolving Lender that is not an Increased Commitment Lender (a “Non-Increased Lender”) (without the need for execution of any document) shall be deemed to have irrevocably sold and assigned to each Increased Commitment Lender, and each Increased Commitment Lender shall be deemed to have irrevocably purchased and assumed from each Non-Increased Lender, (i) in the respective principal amounts (together with accrued interests) such interests in the Revolving Loans outstanding on the Amendment Effective Date as necessary so that, after giving effect to all such assignments and purchases, the Revolving Loans and any unused Revolving Commitments are held by the Non-Increased Lenders and the Increased Commitment Lenders ratably based on the allocation of Revolving Commitments set forth for the Lenders on Appendix A hereto and (ii) all of such Non-Increased Lenders’ rights and obligations in their respective capacities as Revolving Lenders under the Credit Agreement and the other Credit Documents in respect of such purchased and assumed Revolving Loans. Such sales, assignments, purchases and assumptions shall be deemed to have been effected pursuant to the same terms and conditions as set forth in the form of Assignment and Assumption Agreement attached as Exhibit E to the Credit Agreement. Other than this Amendment and any replacement Revolving Loan Note to be provided to any Lender that requests such replacement Note in the applicable principal amount (not to exceed such Lender’s Revolving Commitment upon giving effect to the November 2015 Increased Commitments), no document or instrument (including any Assignment and Assumption) shall be required to be executed in connection with any such sale, assignment, purchase and assumption. Each Increased Commitment Lender and Non-Increased Lender shall make such cash settlements between themselves, in a manner acceptable to and approved by the Administrative Agent, as they deem necessary and desirable with respect to such sales, assignments, purchases and assumptions. The Administrative Agent and each Borrower hereby consent to the assignments provided for in this Section 2(b). The consent of no other Person to such assignments shall be required to give effect to the November 2015 Increased Commitments.
(c)    The reference to “$450,000,000 Revolving Credit Facilities” on the cover of the Credit Agreement shall be amended and restated as “$500,000,000 Revolving Credit Facilities”.
(d)    Third paragraph of the Recitals is hereby amended and restated in its entirety to read as follows:

“WHEREAS, the parties hereto wish to amend and restate the Existing Credit Agreement on the terms and subject to the conditions set forth herein, and to increase the revolving credit facilities to be made available pursuant to this Agreement to five hundred million Dollars ($500,000,000).”
(e)    The last sentence of the definition of “Revolving Commitment” in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety to read as follows:
“The aggregate amount of the Revolving Commitments as of November 20, 2015 is five hundred million Dollars ($500,000,000), which amount may be adjusted pursuant to Sections 2.11(b) or increased pursuant to Section 2.22.”
(f)    Appendix A hereto sets forth each Lender, and the Revolving Commitment of each Lender, after giving effect to the November 2015 Increased Commitments and the Assignments. The Revolving Commitments of the Lenders are several and not joint.
(g)    Appendix A attached to the Credit Agreement is deleted and replaced with Appendix A hereto.
SECTION 3. Representations of Borrowers. The Borrowers represent and warrant, as of the Amendment Effective Date, that (i) the representations and warranties of the Borrowers set forth in Section 4 of the Credit Agreement and in the other Credit Documents are true and correct in all material aspects on and as of the Amendment Effective Date (including, for the avoidance of doubt, as such representations and warranties relate to this Amendment and the execution and performance of this Amendment); provided that (x) to the extent that such representations and warranties specifically refer to an earlier date, they were true and correct in all material respects as of such earlier date and (y) in each case such materiality qualifier shall not be applicable to any representations and warranties that are already qualified by “materiality”, “Material Adverse Effect” or any similar qualifier, in the text thereof; (ii) no Event of Default exists and no Default or Event of Default shall exist after giving effect to this Amendment and the November 2015 Increased Commitments; and (iii) the Borrowers are in compliance with the financial covenants set forth in Section 6.6 of the Credit Agreement (treating any such increase on account of the November 2015 Increased Commitments as fully drawn for this purpose).
SECTION 4. Effectiveness. This Amendment shall become effective on the date when the following conditions are met (the “Amendment Effective Date”):
(a)    the Administrative Agent shall have received from each of the Borrowers and each Increased Commitment Lender a counterpart hereof signed by such party or facsimile or other written confirmation (in form satisfactory to the Administrative Agent) that such party has signed a counterpart hereof;

(b)    the Administrative Agent shall have received the opinion of Davis Polk & Wardwell LLP, special counsel for the Credit Parties, dated the Amendment Effective Date (in form and substance reasonably satisfactory to the Administrative Agent);
(c)    the Administrative Agent shall have received the opinion of Blake, Cassels & Graydon LLP, Canadian counsel for the Credit Parties, dated the Amendment Effective Date (in form and substance reasonably satisfactory to the Administrative Agent);
(d)    the Administrative Agent shall have received the opinion of McInnes Cooper, Nova Scotia counsel for the Credit Parties, dated the Amendment Effective Date (in form and substance reasonably satisfactory to the Administrative Agent);
(e)    the Borrowers shall have delivered to the Administrative Agent an Officer’s Certificate certifying the correctness of the matters set forth in Section 3; and
(f)    the Administrative Agent shall have received a certificate of an Authorized Representative of each Credit Party certifying and attaching the resolutions adopted by such Credit Party approving or consenting to the increase hereto.
SECTION 5. Certain Consequences Of Effectiveness; Reaffirmation Agreement.
(a)    Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Collateral Agent, the other Credit Parties, any Guarantor, or any other party under the Credit Agreement or any other Credit Documents, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or the other Credit Documents, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
(b)    By signing this Amendment, each Credit Party hereby confirms and reaffirms that (i) the obligations of each of the Credit Party under the Credit Documents, as amended hereby, constitute “Obligations” (as defined in the Credit Agreement) and “Secured Obligations” as defined in the applicable Collateral Document and are entitled to the benefit of the guarantees and the security interests set forth in the Collateral Documents or any other Credit Documents, (ii) the Credit Documents are, and shall continue to be, in full force and effect and are hereby ratified and confirmed in all respects, and (iii) all Liens granted, conveyed or assigned to the Collateral Agent by such Credit Party pursuant to each Credit Document to which it is party remain in full force and effect, are not released or reduced, and continue to secure full payment and performance of the Secured Obligations as amended hereby.

SECTION 6. Governing Law; Jurisdiction; Waiver of Jury Trial. Sections 10.15, 10.16 and 10.17 of the Credit Agreement are hereby incorporated by reference as if fully set forth in this Amendment mutatis mutandis (except that any references to “Agreement” therein shall mean this Amendment).
SECTION 7. Counterparts. This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or in electronic format (i.e., “pdf” or “tif”) shall have the same legal effect as delivery of a manually executed counterpart of this Amendment.
SECTION 8. Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.
SECTION 9. Headings. The headings of various sections of this Amendment are for convenience of reference only, do not constitute a part hereof and shall not affect the meaning or construction of any provision hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

PATTERN US FINANCE COMPANY LLC, as US Borrower
By:	/s/ Amy Smolen
	Title:	Vice President

PATTERN CANADA FINANCE COMPANY ULC, as Canada Borrower
By:	/s/ Amy Smolen
	Title:	Vice President

PATTERN GULF WIND EQUITY LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

HATCHET RIDGE HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

NEVADA WIND HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

SANTA ISABEL HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

OCOTILLO WIND HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

PANHANDLE WIND HOLDINGS LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

PANHANDLE B MEMBER 2 LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

LOST CREEK WIND FINCO, LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

LINCOLN COUNTY WIND PROJECT HOLDCO, LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

LOGAN’S GAP B MEMBER LLC, as Guarantor and US Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

PATTERN ST. JOSEPH HOLDINGS INC., as Canada Restricted Holding Company Subsidiary
By:	/s/ Amy Smolen
	Title:	Vice President

ROYAL BANK OF CANADA, ACTING THROUGH ITS NEW YORK BRANCH, as Administrative Agent
By:	/s/ Yvonne Brazier
	Title:	Manager Agency

ROYAL BANK OF CANADA, ACTING THROUGH ITS NEW YORK BRANCH, as Increased Commitment Lender
By:	/s/ Frank Lambrinos
	Title:	Authorized Signatory

BANK OF AMERICA, N.A., as Increased Commitment Lender
By:	/s/ J.B. Meanor II
	Title:	Managing Director

BANK OF MONTREAL, CHICAGO BRANCH, as Increased Commitment Lender
By:	/s/ Brian L. Banke
	Title:	Director

CITIBANK, N.A., as Increased Commitment Lender
By:	/s/ Sandip Sen
	Title:	Managing Director

MORGAN STANLEY BANK, N.A., as Increased Commitment Lender
By:	/s/ Michael King
	Title:	Authorized Signatory

APPENDIX A
REVOLVING COMMITMENTS

Lender and LC Issuing Bank	Revolving Loan and Letter of Credit Commitment	Revolving Loan Only Commitment	Total Commitment	Pro Rata Share
Royal Bank of Canada, acting through its New York Branch	$50,000,000.00	$10,000,000	$60,000,000	12.0%
Bank of Montreal, Chicago Branch	$50,000,000.00	$10,000,000	$60,000,000	12.0%
Morgan Stanley Bank, N.A.	$50,000,000.00	$10,000,000	$60,000,000	12.0%
Citibank, N.A.	$50,000,000.00	$10,000,000	$60,000,000	12.0%
Subtotal	$200,000,000.00	$40,000,000	$240,000,000	48.0%

Lender	Revolving Loan Commitment	Pro Rata Share
Bank of America, N.A.	$60,000,000.00	12.0%
KeyBank National Association	$50,000,000.00	10.0%
MUFG Union Bank, N.A.	$50,000,000.00	10.0%
Sumitomo Mitsui Banking Corporation	$50,000,000.00	10.0%
The Bank of Nova Scotia, London Branch	$30,000,000.00	6.0%
Société Générale	$20,000,000.00	4.0%
Subtotal	$260,000,000.00	52.0%
Total	$500,000,000.00	100%

Swingline Lender	Swingline Loan Commitment	Pro Rata Share
Royal Bank of Canada, acting through its New York Branch	$25,000,000.00	100%

Appendix A-1

SCHEDULE 1

November 2015 Increased Commitments

Increased Commitment Lender	November 2015 Increased Commitment
Bank of America, N.A.	$10,000,000.00
Bank of Montreal, Chicago Branch	$10,000,000.00
Citibank, N.A.	$10,000,000.00
Morgan Stanley Bank, N.A.	$10,000,000.00
Royal Bank of Canada, acting through its New York Branch	$10,000,000.00